Summary Prospectus March 1, 2017

Templeton
Global Currency Fund

(formerly, Templeton Hard Currency Fund)

Franklin Templeton Global Trust

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2017, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Advisor Class
ICPHX	ICHHX

Investment Goal

To seek total return through investments that create exposure to global currencies.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 36 in the Fund's Prospectus and under “Buying and Selling Shares” on page 58 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	None

1. There is a 0.75% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Advisor Class
Management fees	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.55%	0.55%
Acquired fund fees and expenses[1]	0.11%	0.11%
Total annual Fund operating expenses	1.56%	1.31%
Fee waiver and/or expense reimbursement[1]	-0.30%	-0.30%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.26%	1.01%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 0.90% until February 28, 2018. In addition, the investment manager has contractually agreed in advance to reduce its fees as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 350	$ 678	$ 1,030	$ 2,025
Advisor Class	$ 103	$ 386	$ 691	$ 1,561

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0.00% of the average value of its portfolio.

The portfolio turnover rate shown above does not include purchases and sales of securities or other instruments whose maturities or expiration dates at the time of purchase were one year or less. If these were included, the portfolio turnover rate would be higher.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities and investments that create exposure to currencies of any country, including debt obligations of any maturity, money market instruments, cash deposits and derivative instruments.

Under normal market conditions, the Fund invests its assets in instruments that create exposure to currencies of at least three different countries (including the United States). The Fund may invest without limitation across developed, emerging and frontier market currencies and invests at least 40% of its net assets in securities and other investments that create exposure to foreign currencies. Although the investment manager searches for investments across a large number of countries, from time to time, based on economic conditions, the Fund may have significant positions in investments that create exposure to currencies of particular countries.

The Fund invests in debt securities issued by governments, government-related entities and government agencies located around the world. The Fund may invest in debt securities of any maturity or credit rating, including those rated below investment grade or in unrated debt securities considered to be of comparable quality by the investment manager (often referred to as “junk” securities). In addition, the Fund may invest in U.S. dollar-denominated securities (which may include shares of an affiliated money market fund).

The Fund is a non-diversified fund and therefore may invest a greater portion of its assets in the securities of one or more issuers than a diversified fund.

For purposes of pursuing its investment goal, the Fund regularly uses various currency related derivative instruments, principally currency and cross currency forward contracts, but it may also use currency and currency index futures contracts. The Fund generally maintains significant positions in currency related derivative instruments to implement its currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The results of these transactions may represent a large component of the Fund’s investment returns. The Fund may also enter into various other derivatives, from time to time, including interest rate and bond futures contracts and swap agreements (which may include credit default swaps and interest rate swaps). The Fund may use derivative instruments for hedging purposes, to enhance returns, or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Currency   There is no guarantee that the Fund’s currency investment strategy will be successful. Currency rates may fluctuate significantly over short or extended periods of time (i.e., may be extremely volatile), which could result in losses to the Fund if currencies do not perform as the investment manager expects. Changes in foreign currency exchange rates affect the value of the investments that the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment denominated in that country’s currency loses value because that currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a particular foreign currency, investments denominated in that currency increase in value. In general, currency exchange rates can be unpredictably affected by various factors, including political developments and governmental, supranational entity or central bank action or inaction. The Fund may also be positively or negatively affected by governmental strategies and policies intended to make the currencies in which the Fund invests stronger or weaker. In addition, currency markets generally are not as regulated as securities markets, which could expose the Fund to additional risks. Some currency transactions may involve a higher level of risk than other investments relative to the amount invested and the impact of any gain or loss may be magnified. The risks of currency transactions and exposures also may be heightened with respect to developing or emerging market currencies.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Emerging Market Countries   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities and currency markets, including: delays in settling portfolio transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Frontier Market Countries   Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Regional Focus   Because the Fund may invest at least a significant portion of its assets in companies in or currencies from a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership, including the 2016 referendum in which the United Kingdom voted to exit the EU, may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

Sovereign Debt Securities   Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

High-Yield Debt Securities   Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Liquidity   From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security or other investments. Market prices for such securities or other investments may be volatile.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. The successful use of derivatives will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Non-Diversification   Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Unrated Debt Securities   Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q3'10	11.81%
Worst Quarter:	Q3'11	-6.82%

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2016

	1 Year	5 Years	10 Years
Templeton Global Currency Fund - Class A
Return Before Taxes	-1.63%	-3.49%	0.25%
Return After Taxes on Distributions	-1.63%	-3.49%	-0.52%
Return After Taxes on Distributions and Sale of Fund Shares	-0.92%	-2.62%	-0.02%
Templeton Global Currency Fund - Advisor Class	0.89%	-2.79%	0.76%
JP Morgan 3-Month Global Cash Index (index reflects no deduction for fees, expenses or taxes)	-2.86%	-4.03%	-0.22%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Michael Hasenstab, Ph.D.   Executive Vice President of Advisers and portfolio manager of the Fund since 2001.

Sonal Desai, Ph.D.   Portfolio Manager of Advisers and portfolio manager of the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. For Class A, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Advisor Class is only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund's distributions are generally taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Templeton Global Currency Fund

Investment Company Act file #811-04450
© 2017 Franklin Templeton Investments. All rights reserved.
412 PSUM 03/17	00070368